SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  April 7, 2017
Bankwell Financial Group, Inc.
 (Exact name of registrant as specified in its charter)

Connecticut	001-36448	20-8251355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Elm Street
New Canaan, Connecticut 06840
(Address and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 4.01	Changes in Registrant's Certifying Accountant
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-16.1	Letter from Whittlesey & Hadley, P.C. to the Securities and Exchange Commission dated April 13, 2017

Item 4.01	Changes in Registrant's Certifying Accountant

(a)
The Audit Committee (the "Committee") of the Board of Directors of Bankwell Financial Group, Inc. (the "Company") recently conducted a competitive selection process to determine the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. The Committee invited several experienced public accounting firms to participate in this process, including Whittlesey & Hadley, P.C. ("W&H"), the Company's independent registered public accounting firm for the fiscal year ended December 31, 2016.  As a result of this process, the Committee approved the appointment of RSM US LLP ("RSM") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017, subject to completion of its standard client acceptance procedures. This action effectively dismissed W&H as the Company's independent registered public accounting firm subsequent to their first quarter 2017 review.

The reports of W&H on the Company's consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2016 and 2015, there were no disagreements with W&H on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of W&H, would have caused W&H to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2015 and 2016.

The Company has provided a copy of the foregoing disclosures to W&H and requested that W&H furnish it with a letter addressed to the Securities and Exchange Commission stating whether W&H agrees with the above statements. A copy of W&H's letter, dated April 13, 2017, is filed as Exhibit 16.1 to this Form 8-K.

(b)
On April 7, 2017, the Audit Committee approved the engagement of RSM as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017, contingent upon completion of RSM's acceptance procedures. If RSM does not accept retention as the Company's independent registered public accounting firm, the Company will amend the Report. In deciding to engage RSM, the Audit Committee reviewed auditor independence and existing commercial relationships with RSM and concluded that RSM has no commercial relationship with the Company that would impair its independence. During the fiscal years ended December 31, 2016 and December 31, 2015, respectively, and in the subsequent interim period through April 7, 2017, neither the Company nor anyone acting on its behalf has consulted with RSM on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description

16.1	Letter from Whittlesey & Hadley, P.C. to the Securities and Exchange Commission dated April 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKWELL FINANCIAL GROUP, INC.
Registrant

April 13, 2017	By: /s/ Penko K. Ivanov
Penko K. Ivanov
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Whittlesey & Hadley, P.C. to the Securities and Exchange Commission dated April 13, 2017